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Exhibit 10.8

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 16th day of March, 2000 (but effective as of August 1, 1999), by and between Charter One Financial, Inc. (the "Company") and Charles John Koch (the "Employee").

         WHEREAS, the Employee serves as the President and Chief Executive Officer and Chairman of the board of directors of the Company and of the Company's wholly-owned subsidiary, Charter One Bank, F.S.B. (the "Bank");

         WHEREAS, the Employee has an existing employment agreement entered into as of October 31, 1995 and amended as of July 29, 1998 (the "Prior Employment Agreement") which he is willing to terminate in consideration of this Agreement becoming effective;

         WHEREAS, the board of directors of the Company (the "Board of Directors") believes it is in the best interests of the Company and its subsidiaries for the Company to enter into this Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  DEFINITIONS.

                  (a) The term "Change in Control" means (1) an acquisition of securities of the Company or the Bank that is determined by the Board of Directors to constitute an acquisition of control of the Company or the Bank within the meaning of the Change in Bank Control Act, 12 U.S.C. Section
1817(j), and applicable regulations thereunder; (2) an event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (3) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's or the Bank's outstanding securities;
(4) individuals who are members of the Board of Directors on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the



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Company's stockholders was approved by the nominating committee serving under an
Incumbent Board, shall be considered a member of the Incumbent Board; or (5) approval by the Company's stockholders of a plan of reorganization, merger or consolidation of the Company, sale of all or substantially all of the assets of the Company, a similar transaction in which the Company is not the resulting entity, or a transaction at the completion of which the former stockholders of the acquired corporation become the holders of more than 40% of the outstanding common stock of the Company and the Company is the resulting entity of such transaction; provided that the term "change in control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company. In the application of regulations under the Change in Bank Control Act, determinations to be made by the applicable federal banking regulator shall be made by the Board of Directors.

                  (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company (or its successors) that are part of the consolidated group of the Company (or its successors) for federal income tax reporting.

                  (c) The term "Date of Termination" means the date upon which the Employee's employment with the Company or the Bank or both ceases, as specified in a notice of termination pursuant to Section 8 of this Agreement.

                  (d)   The term "Effective Date" means August 1, 1999.

                  (e) The term "Involuntarily Termination" means the termination of the employment of Employee (i) by either the Company or the Bank or both without his express written consent; or (ii) by the Employee by reason of a material diminution of or interference with his duties, responsibilities or benefits, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a requirement that the Employee be based at any place other than Cleveland, Ohio, or within 50 miles thereof, except for reasonable travel on Company or Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Bank- or Company-wide reduction in staff; (4) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than prior to a Change in Control as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Company; (5) a material permanent increase in the required hours of work or the workload of the Employee; or (6) the failure of the Board of Directors (or a board of directors of a successor of the Company) to elect him as Chairman, President or Chief Executive Officer of the Company (or a successor of the Company) or any action by the Board of Directors (or a board of directors of a successor of the Company) removing him from any of such offices, or the failure of the board of directors of the Bank (or any successor of the Bank) to elect him as Chairman, President or Chief Executive Officer of the Bank (or any successor of the Bank) or any action by such board (or board of a successor of the



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Bank) removing him from any of such offices. The term "Involuntary Termination"
does not include Termination for Cause or termination of employment due to death or permanent disability pursuant to Section 7(g) of this Agreement, or suspension or temporary or permanent prohibition from participation in the conduct of the affairs of a depository institution under Section 8 of the Federal Deposit Insurance Act.

                  (f) The terms "Termination for Cause" and "Terminated for Cause" mean termination of the employment of the Employee with either the Company or the Bank, as the case may be, because of the Employee's dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (excluding violations which do not have an adverse affect on the Company or the Bank) or final cease-and-desist order, or (except as provided below) material breach of any provision of this Agreement. No act or failure to act by the Employee shall be considered willful unless the Employee acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. The Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         2. TERM; TERMINATION OF PRIOR EMPLOYMENT AGREEMENT. The term of this Agreement shall be a period of five years commencing on the Effective Date, subject to earlier termination as provided herein. On each anniversary of this Agreement the term shall be extended for a period of one year in addition to the then-remaining term, provided that the Company has not given notice to the Employee in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further, and provided further that the Employee has not received an unsatisfactory performance review by either the Board of Directors or the board of directors of the Bank. The Employee's Prior Employment Agreement shall terminate immediately prior to the Effective Date subject to reinstatement as provided in Section 16 below.

         3. EMPLOYMENT. The Employee is employed as the President and Chief Executive Officer of the Company and as the President and Chief Executive Officer of the Bank. As such, the Employee shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board of Directors or the board of directors of the Bank may prescribe from time to time. The Employee shall also render services to any subsidiary or subsidiaries of the Company or the Bank as requested by the Company or the Bank from time to time consistent with his executive position. The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his



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responsibilities hereunder. The Employee may (i) serve on corporate or charitable boards or committees, and (ii) manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

         4.  CASH COMPENSATION.

                  (a) SALARY. The Company agrees to pay the Employee during the term of this Agreement a base salary (the "Company Salary") the annualized amount of which shall be not less than the annualized aggregate amount of the Employee's base salary from the Company and any Consolidated Subsidiaries in effect at the Effective Date; provided that any amounts of salary actually paid to the Employee by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Employee. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Employee's Company Salary shall be increased (but shall not be decreased other than prior to a Change in Control as part of an overall program applied uniformly and with equitable effect to all members of senior management of the Company or the Bank) from time to time in accordance with the amounts of salary approved by the Board of Directors or the board of directors of any of the Consolidated Subsidiaries after the Effective Date.

                  (b) BONUSES. The Employee shall be entitled to participate in an equitable manner with all other executive officers of the Company and the Bank in such performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors for executive officers of the Company and by the board of directors of the Bank for executive officers of the Bank.

                  (c) EXPENSES. The Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank, provided that the Employee accounts for such expenses as required under such policies and procedures.

                  (d) DEFERRAL OF NON-DEDUCTIBLE COMPENSATION. In the event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code")) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the greater of (i) $1,000,000 or (ii) the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum, compounded annually, to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible. All unpaid deferred amounts shall be paid to the Employee not



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later than his Date of Termination unless his Date of Termination is on a
December 31st, in which case, the unpaid deferred amounts shall be paid to the Employee on the first business day of the next succeeding calendar year. The provisions of this subsection shall survive any termination of the Employee's employment and any termination of this Agreement.

         5.   BENEFITS.

                  (a) PARTICIPATION IN BENEFIT PLANS. The Employee shall be entitled to participate, to the same extent as executive officers of the Company and the Bank generally, in all plans of the Company and the Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Employee shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers are eligible or become eligible to participate.

                  (b) FRINGE BENEFITS. The Employee shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including but not limited to supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

         6. VACATIONS; LEAVE. The Employee shall be entitled to annual paid vacation in accordance with the policies established by the Board of Directors and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors may determine in its discretion.

         7.  TERMINATION OF EMPLOYMENT.

                  (a) INVOLUNTARY TERMINATION. If the Employee experiences an Involuntary Termination, such termination of employment shall be subject to the Company's obligations under this Section 7. In the event of the Involuntary Termination of the Employee, if the Employee has offered to continue to provide the services contemplated by and on the terms provided in this Agreement and such offer has been declined, subject to Section 7(b) of this Agreement, the Company shall, during the lesser period of the remaining term of this Agreement or three years following the Date of Termination (the "Liquidated Damage Period"), as liquidated damages (i) pay to the Employee monthly one-twelfth of the Company Salary at the annual rate in effect immediately prior to the Date of Termination and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Employee, based on the average amounts of such compensation earned by the Employee from the Company and the Bank for the two full fiscal years preceding the Date of Termination; and (ii) maintain substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health



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benefits, and long-term disability insurance (if any) for the benefit of the
Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination and on terms substantially as favorable to the Employee including amounts of coverage and deductibles and other costs to him in effect immediately prior to such Involuntary Termination (the "Employee's Health Coverage").

                  (b) REDUCTION OF THE COMPANY'S OBLIGATIONS UNDER SECTION 7(a).

                           (1) In the event that the Employee becomes entitled
to liquidated damages pursuant to Section 7(a), (i) the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Employee's cash income, if any, earned from providing personal services during the Liquidated Damage Period; and (ii) the Company's obligation to maintain Health Coverage shall be reduced to the extent, if any, that the Employee receives such benefits, on no less favorable terms, from another employer during the Liquidated Damage Period. For purposes of this Section 7(b), the term "cash income" shall include amounts of salary, wages, bonuses, incentive compensation and fees paid to the Employee in cash but shall not include shares of stock, stock options, stock appreciation rights or other earned income not paid to the Employee in cash. To the extent the provisions of this Section 7(b)(1) are applicable and an overpayment has been made to the Employee as of the expiration of Liquidated Damage Period, the Employee shall reimburse the Company in an amount equal to the after tax benefit realized by the Employee from such overpayment (i.e. amount realized net of all federal, state, local, employment and medicare taxes). In making the reimbursement calculation it shall be presumed that the Employee is subject to the highest marginal federal and state income tax rates.

                           (2) The Employee agrees that in the event he becomes
entitled to liquidated damages pursuant to Section 7(a), throughout the Liquidated Damage Period, he shall promptly inform the Company of the nature and amounts of cash income and the type of health benefits and coverage which he earns or receives from providing personal services, and shall provide such documentation of such cash income and such health benefits and coverage as the Company may request. In the event of changes to such cash income or such health benefits or coverage from time to time, the Employee shall inform the Company of such changes, in each case within five days after the change occurs, and shall provide such documentation concerning the change as the Company may request.

                  (c) CHANGE IN CONTROL; CUT BACK; AND TAX GROSS UP. In the event that the Employee experiences an Involuntary Termination within the 12 months preceding, at the time of, or within 24 months following a Change in Control, in addition to the Company's obligations under Section 7(a) of this Agreement, the Company shall pay to the Employee in cash, within 30 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Employee's "base amount" as determined under Section 280G of the Code, less the acceleration and lapse value of options granted to the Employee by the Company prior to January 1, 1999 that are taken into account in the determination of "parachute payments" under 280G(b)(2) of the Code by virtue of vesting acceleration or deemed vesting acceleration in



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connection with such Change in Control. Notwithstanding the foregoing, for purposes of this paragraph the Employee shall not be deemed to have experienced an Involuntary Termination if he is requested to continue his employment under this Agreement for a period of up to 6 months after a Change in Control and he elects to terminate his employment at the time of or within 6 months after a Change in Control solely by reason of an event described in Section 1(e)(ii)(6) of this Agreement, in which case he shall not be entitled to the Change in Control payment set forth in this paragraph. In the event the Employee is requested in connection with or at the time of a Change in Control to continue employment for an interim period and he shall die while employed during such interim period, then his estate, or such person as the Employee may have previously designated in writing, shall be entitled to the full Change in Control payment described in this paragraph in lieu of (and not in addition to) the payment of the Company Salary for 180 days pursuant to Section 7(f)(i)(x) below.

                  In the event that any payments, distributions or benefits provided or to be provided to the Employee, whether pursuant to this Agreement or from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries (excluding the Adjusted Gross Up Payment and Additional Gross Up Payment (as such terms are hereinafter defined)) (collectively, the "Payment") would be subject to excise tax under Section 4999 of the Code (such excise tax and any penalties and interest collectively, the "Penalty Tax"), the Company shall pay to the Employee in cash an additional amount equal to the Adjusted Gross Up Payment. The "Adjusted Gross Up Payment" shall be an amount such that after payment by the Employee of all federal, state, local, employment and medicare taxes thereon (and any penalties and interest with respect thereto), the Employee retains on an after tax basis a portion of such amount equal to the aggregate of 80% of the Penalty Tax imposed upon the Payment and 100% of the Penalty Tax imposed upon the Adjusted Gross Up Payment.

                  For purposes of determining the amount of the Adjusted Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits subject to the Penalty Tax shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Adjusted Gross Up Payment is made, the Employee becomes entitled to receive a refund of any portion of the Penalty Tax, the Employee shall promptly pay to the Company 80% of such Penalty Tax refund attributable to the Payment (together with 80% of any interest paid or credited thereon by the Internal Revenue Service) and 100% of the Penalty Tax refund attributable to the Adjusted Gross Up Payment (together with 100% of any interest paid or credited thereon by the Internal Revenue Service).

                  As a result of the uncertainty regarding the application of
Section 4999 of the Code, it is possible that the Internal Revenue Service may assert that the Penalty Tax due is in excess of the amount of the anticipated Penalty Tax used in calculating the Adjusted Gross Up Payment (such excess amount is hereafter referred to as the "Underpayment"). In such event, the Company shall pay to the Employee, in immediately available funds, at the time the Underpayment is assessed or otherwise determined, an additional amount equal to the Additional Gross Up Payment. The "Additional Gross Up Payment" shall be an amount such that after



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payment by the Employee of all federal, state, local, employment and medicare taxes thereon (and any penalties and interest with respect thereto), the Employee retains on an after tax basis a portion of such amount equal to the aggregate of (i) 80% of the portion of the Underpayment attributable to the Payment, (ii) 100% of the portion of the Underpayment attributable to the Adjusted Gross Up Payment and (iii) 100% of the Penalty Tax imposed on the Additional Gross Up Payment.

                  (d) TERMINATION FOR CAUSE. In the event of Termination for Cause, the Company shall have no further obligation to the Employee under this Agreement after the Date of Termination other than deferred amounts under
Section 4(d).

                  (e)  VOLUNTARY TERMINATION.

                           (1) The Employee may terminate his employment
voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Employee voluntarily terminates his employment other than by reason of any of the actions that constitute Involuntary Termination under
Section 1(e)(ii) of this Agreement ("Voluntary Termination"), the Company shall be obligated to the Employee for the amount of his Company Salary and benefits only through the Date of Termination, at the time such payments are due, and the Company shall have no further obligation to the Employee under this Agreement except as provided in Sections 4(d) and 7(e)(2).

                           (2) The Employee hereby agrees that, in the event of
Voluntary Termination, he shall not, for a period of one year thereafter (the "Covenant Period"), serve as a director of, or provide personal services as an officer, employee, independent contractor or employee of an independent contractor to, any institution insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration which has its home office or principal corporate office in the Metropolitan Statistical Area of any of Cleveland, Ohio, Detroit, Michigan, Rochester, New York, Albany, New York, or Chicago, Illinois or any holding company or other affiliate of such an institution. During the Covenant Period, the Company shall pay to the Employee in equal monthly installments fifty percent of his Company Salary.

                  (f) DEATH. In the event of the death of the Employee while employed under this Agreement and prior to any termination of employment, the Company shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, (i) the Company Salary which was not previously paid to the Employee and, either (x) the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Employee died or (y) the Change in Control payment set forth in the first paragraph of Section 7(c), whichever is applicable; (ii) the amounts of any benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Employee died and which the Employee would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Employee would have been



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entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year prior to his death, provided that such amounts shall be payable when and as ordinarily payable under the applicable plans; and (iii) the unpaid deferred amounts under Section 4(d).

                  (g) PERMANENT DISABILITY. For purposes of this Agreement, the term "permanently disabled" means that the Employee has a mental or physical infirmity which permanently impairs his ability to perform substantially his duties and responsibilities under this Agreement and which results in (i) eligibility of the Employee under the long-term disability plan of the Company or the Bank, if any; or (ii) inability of the Employee to perform substantially his duties and responsibilities under this Agreement for a period of 180 consecutive days. Either the Company or the Bank or both may terminate the employment of the Employee after having established that the Employee is permanently disabled.

                  (h) REGULATORY ACTION. Notwithstanding any other provisions of this Agreement:

                           (1) If the Employee is removed and/or permanently
prohibited from participating in the conduct of the affairs of a depository institution by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. Section 1818(e)(4) and (g)(1), all obligations of the Company under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected;.

                           (2) If the Bank is in default (as defined in Section
3(x)(1) of the FDIA), all obligations of the Company under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties; and

                           (3) All obligations of the Company under this
Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (ii) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

         8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Employee during the term of this Agreement, the Company or the Bank, or both, shall deliver to the Employee a written notice of termination, stating whether such termination constitutes Termination for Cause or Involuntary Termination, setting forth in



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reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Employee determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Employee desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

         9. ATTORNEYS FEES. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Employee as a result of (i) the Employee's contesting or disputing any termination of employment, or (ii) the Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company (or its successors) or the Consolidated Subsidiaries under which the Employee is or may be entitled to receive benefits; provided that the Company's obligation to pay such fees and expenses is subject to the Employee's prevailing with respect to the matters in dispute in any action initiated by the Employee or the Employee's having been determined to have acted reasonably and in good faith with respect to any action initiated by the Company or the Bank.

         10.  NON-DISCLOSURE AND NON-SOLICITATION.

                  (a) NON-DISCLOSURE. The Employee acknowledges that he has acquired, and will continue to acquire while employed by the Company and/or any Consolidated Subsidiary, special knowledge of the business, affairs, strategies and plans of the Company and the Consolidated Subsidiaries which has not been disclosed to the public and which constitutes confidential and proprietary business information owned by the Company and the Consolidated Subsidiaries, including but not limited to, information about the customers, customer lists, software, data, formulae, processes, inventions, trade secrets, marketing information and plans, and business strategies of the Company and the Consolidated Subsidiaries, and other information about the products and services offered or developed or planned to be offered or developed by the Company and/or the Consolidated Subsidiaries ("Confidential Information"). The Employee agrees that, without the prior written consent of the Company, he shall not, during the term of his employment or at any time thereafter, in any manner directly or indirectly disclose any Confidential Information to any person or entity other than the Company and the Consolidated Subsidiaries. Notwithstanding the foregoing, if the Employee is requested or required (including but not limited to by oral questions, interrogatories, requests for information or documents in legal proceeding, subpoena, civil investigative demand or other similar process) to disclose any Confidential Information the Employee shall provide the Company with prompt written notice of any such request or requirement so that the Company and/or a Consolidated



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Subsidiary may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 10(a). If, in the absence of a protective order or other remedy or the receipt of a waiver from the Company, the Employee is nonetheless legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, the Employee may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which is legally required to be disclosed, provided that the Employee exercise his best efforts to preserve the confidentiality of the Confidential Information, including without limitation by cooperating with the Company and/or a Consolidated Subsidiary to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal. On the Date of Termination, the Employee shall promptly deliver to the Company all copies of documents or other records (including without limitation electronic records) containing any Confidential Information that is in his possession or under his control, and shall retain no written or electronic record of any Confidential Information.

                  (b) NON-SOLICITATION. During the three year period next following the Date of Termination, the Employee shall not directly or indirectly solicit, encourage, or induce any person while employed by the Company or any Consolidated Subsidiary to (i) leave the Company or any Consolidated Subsidiary,
(ii) cease his or her employment with the Company or any Consolidated Subsidiary or (iii) accept employment with another entity or person.

         The provisions of this Section 10 shall survive any termination of the Employee's employment and any termination of this Agreement.

         11.  NO ASSIGNMENTS.

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Company in the same amount and on the same terms as provided for an Involuntary Termination under Section 7 hereof. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

         12. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Company, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Company.

         13. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         14. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         15. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         16. REINSTATEMENT OF PRIOR AGREEMENT. Notwithstanding anything contained in this Agreement to the contrary, the parties hereto agree that in the event a Change in Control occurs within one year from the date of this Agreement (not the Effective Date), then in that event the Prior Agreement shall be reinstated and this Agreement shall become void ab initio.

         17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

         18. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement (other than relating to the enforcement of the provisions of Sections 7(e)(2) and 10) shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         19. EQUITABLE AND OTHER JUDICIAL RELIEF. In the event of an actual or threatened breach by the Employee of any of the provisions of Section 7(e)(2) or 10, the Company shall be entitled to equitable relief in the form of an injunction from a court of competent jurisdiction and such other equitable and legal relief as such court deems appropriate under the circumstances. The parties agree that the Company shall not be required to post any bond in connection with the grant or issuance of an injunction (preliminary, temporary and/or permanent) by a court of competent jurisdiction, and if a bond is nevertheless required, the parties agree that it shall be in a nominal amount. The parties further agree that in the event of a breach by the Employee of any of the provisions of Section 7(e)(2) or 10, the Company will suffer irreparable damage and its remedy at law against the Employee is inadequate to compensate it for such damage.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

             THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


Attest:                    Charter One Financial, Inc.

/s/ Robert J. Vana         /s/ Richard W. Neu
---------------------      ---------------------------
Secretary                  By: Richard W. Neu
                           Its: Executive VP & CFO

                           Employee


                           /s/ Charles John Koch
                           ----------------------------
                           Charles John Koch

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 16th day of March, 2000 (but effective as of August 1, 1999), by and between Charter One Financial, Inc. (the "Company") and Richard W. Neu (the "Employee").

         WHEREAS, the Employee serves as Executive Vice President and Chief Financial Officer of the Company and as Executive Vice President and Chief Financial Officer of the Company's wholly-owned subsidiary, Charter One Bank, F.S.B. (the "Bank");

         WHEREAS, the Employee has an existing employment agreement entered into as of October 31, 1995 and amended as of July 29, 1998 (the "Prior Employment Agreement") which he is willing to terminate in consideration of this Agreement becoming effective;

         WHEREAS, the board of directors of the Company (the "Board of Directors") believes it is in the best interests of the Company and its subsidiaries for the Company to enter into this Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  DEFINITIONS.

                  (a) The term "Change in Control" means (1) an acquisition of securities of the Company or the Bank that is determined by the Board of Directors to constitute an acquisition of control of the Company or the Bank within the meaning of the Change in Bank Control Act, 12 U.S.C. Section 1817(j), and applicable regulations thereunder; (2) an event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (3) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's or the Bank's outstanding securities; (4) individuals who are members of the Board of Directors on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent

Board, shall be considered a member of the Incumbent Board; or (5) approval by the Company's stockholders of a plan of reorganization, merger or consolidation of the Company, sale of all or substantially all of the assets of the Company, a similar transaction in which the Company is not the resulting entity, or a transaction at the completion of which the former stockholders of the acquired corporation become the holders of more than 40% of the outstanding common stock of the Company and the Company is the resulting entity of such transaction; provided that the term "change in control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company. In the application of regulations under the Change in Bank Control Act, determinations to be made by the applicable federal banking regulator shall be made by the Board of Directors.

                  (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company (or its successors) that are part of the consolidated group of the Company (or its successors) for federal income tax reporting.

                  (c) The term "Date of Termination" means the date upon which the Employee's employment with the Company or the Bank or both ceases, as specified in a notice of termination pursuant to Section 8 of this Agreement.

                  (d)   The term "Effective Date" means August 1, 1999.

                  (e) The term "Involuntarily Termination" means the termination of the employment of Employee (i) by either the Company or the Bank or both without his express written consent; or (ii) by the Employee by reason of a material diminution of or interference with his duties, responsibilities or benefits, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a requirement that the Employee be based at any place other than Detroit, Michigan or Cleveland, Ohio, or within 50 miles from either, except for reasonable travel on Company or Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Bank- or Company-wide reduction in staff; (4) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than prior to a Change in Control as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Company; (5) a material permanent increase in the required hours of work or the workload of the Employee; or (6) the failure of the Company or the Bank (or their respective successors) to maintain the Employee's title, status, duties and functions as Executive Vice President and Chief Financial Officer of the Company and as Executive Vice President and Chief Financial Officer of the Bank (including their respective successors) reporting directly and only to the Chief Executive Officer of the Company and the Bank (or the Chief Executive Officer of their respective successors). The term "Involuntary Termination" does not include Termination for Cause or termination of employment due to death or permanent disability pursuant to Section 7(g) of this Agreement, or suspension or temporary or permanent prohibition from participation in the conduct of the affairs of a depository institution under Section 8 of the Federal Deposit Insurance Act.

                  (f) The terms "Termination for Cause" and "Terminated for Cause" mean termination of the employment of the Employee with either the Company or the Bank, as the case may be, because of the Employee's dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (excluding violations which do not have an adverse affect on the Company or the Bank) or final cease-and-desist order, or (except as provided below) material breach of any provision of this Agreement. No act or failure to act by the Employee shall be considered willful unless the Employee acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. The Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         2. TERM; TERMINATION OF PRIOR EMPLOYMENT AGREEMENT. The term of this Agreement shall be a period of five years commencing on the Effective Date, subject to earlier termination as provided herein. On each anniversary of this Agreement the term shall be extended for a period of one year in addition to the then-remaining term, provided that the Company has not given notice to the Employee in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further, and provided further that the Employee has not received an unsatisfactory performance review by either the Board of Directors or the board of directors of the Bank. The Employee's Prior Employment Agreement shall terminate immediately prior to the Effective Date subject to reinstatement as provided in Section 16 below.

         3. EMPLOYMENT. The Employee is employed as Executive Vice President and Chief Financial Officer of the Company and as Executive Vice President and Chief Financial Officer of the Bank. As such, the Employee shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board of Directors or the board of directors of the Bank may prescribe from time to time. The Employee shall also render services to any subsidiary or subsidiaries of the Company or the Bank as requested by the Company or the Bank from time to time consistent with his executive position. The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Employee may (i) serve on corporate or charitable boards or committees, and (ii) manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

         4.  CASH COMPENSATION.

                  (a) SALARY. The Company agrees to pay the Employee during the term of this Agreement a base salary (the "Company Salary") the annualized amount of which shall be not less than the annualized aggregate amount of the Employee's base salary from the Company and any Consolidated Subsidiaries in effect at the Effective Date; provided that any amounts of salary actually paid to the Employee by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Employee. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Employee's Company Salary shall be increased (but shall not be decreased other than prior to a Change in Control as part of an overall program applied uniformly and with equitable effect to all members of senior management of the Company or the Bank) from time to time in accordance with the amounts of salary approved by the Board of Directors or the board of directors of any of the Consolidated Subsidiaries after the Effective Date.

                  (b) BONUSES. The Employee shall be entitled to participate in an equitable manner with all other executive officers of the Company and the Bank in such performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors for executive officers of the Company and by the board of directors of the Bank for executive officers of the Bank.

                  (c) EXPENSES. The Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank, provided that the Employee accounts for such expenses as required under such policies and procedures.

                  (d) DEFERRAL OF NON-DEDUCTIBLE COMPENSATION. In the event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code")) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the greater of (i) $1,000,000 or (ii) the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum, compounded annually, to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible. All unpaid deferred amounts shall be paid to the Employee not later than his Date of Termination unless his Date of Termination is on a December 31st, in which case, the unpaid deferred amounts shall be paid to the Employee on the first business day of the next succeeding calendar year. The provisions of this subsection shall survive any termination of the Employee's employment and any termination of this Agreement.

         5.   BENEFITS.

                  (a) PARTICIPATION IN BENEFIT PLANS. The Employee shall be entitled to participate, to the same extent as executive officers of the Company and the Bank generally, in all plans of the Company and the Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Employee shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers are eligible or become eligible to participate.

                  (b) FRINGE BENEFITS. The Employee shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including but not limited to supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

         6. VACATIONS; LEAVE. The Employee shall be entitled to annual paid vacation in accordance with the policies established by the Board of Directors and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors may determine in its discretion.

         7.  TERMINATION OF EMPLOYMENT.

                  (a) INVOLUNTARY TERMINATION. If the Employee experiences an Involuntary Termination, such termination of employment shall be subject to the Company's obligations under this Section 7. In the event of the Involuntary Termination of the Employee, if the Employee has offered to continue to provide the services contemplated by and on the terms provided in this Agreement and such offer has been declined, subject to Section 7(b) of this Agreement, the Company shall, during the lesser period of the remaining term of this Agreement or three years following the Date of Termination (the "Liquidated Damage Period"), as liquidated damages (i) pay to the Employee monthly one-twelfth of the Company Salary at the annual rate in effect immediately prior to the Date of Termination and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Employee, based on the average amounts of such compensation earned by the Employee from the Company and the Bank for the two full fiscal years preceding the Date of Termination; and (ii) maintain substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination and on terms substantially as favorable to the Employee including amounts of coverage and deductibles and other costs to him in effect immediately prior to such Involuntary Termination (the "Employee's Health Coverage").

                  (b) REDUCTION OF THE COMPANY'S OBLIGATIONS UNDER SECTION 7(a).

                           (1) In the event that the Employee becomes entitled
to liquidated damages pursuant to Section 7(a), (i) the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Employee's cash income, if any, earned from providing personal services during the Liquidated Damage Period; and (ii) the Company's obligation to maintain Health Coverage shall be reduced to the extent, if any, that the Employee receives such benefits, on no less favorable terms, from another employer during the Liquidated Damage Period. For purposes of this Section 7(b), the term "cash income" shall include amounts of salary, wages, bonuses, incentive compensation and fees paid to the Employee in cash but shall not include shares of stock, stock options, stock appreciation rights or other earned income not paid to the Employee in cash. To the extent the provisions of this Section 7(b)(1) are applicable and an overpayment has been made to the Employee as of the expiration of Liquidated Damage Period, the Employee shall reimburse the Company in an amount equal to the after tax benefit realized by the Employee from such overpayment (i.e. amount realized net of all federal, state, local, employment and medicare taxes). In making the reimbursement calculation it shall be presumed that the Employee is subject to the highest marginal federal and state income tax rates.

                           (2) The Employee agrees that in the event he becomes
entitled to liquidated damages pursuant to Section 7(a), throughout the Liquidated Damage Period, he shall promptly inform the Company of the nature and amounts of cash income and the type of health benefits and coverage which he earns or receives from providing personal services, and shall provide such documentation of such cash income and such health benefits and coverage as the Company may request. In the event of changes to such cash income or such health benefits or coverage from time to time, the Employee shall inform the Company of such changes, in each case within five days after the change occurs, and shall provide such documentation concerning the change as the Company may request.

                  (c) CHANGE IN CONTROL; CUT BACK; AND TAX GROSS UP. In the event that the Employee experiences an Involuntary Termination within the 12 months preceding, at the time of, or within 24 months following a Change in Control, in addition to the Company's obligations under Section 7(a) of this Agreement, the Company shall pay to the Employee in cash, within 30 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Employee's "base amount" as determined under Section 280G of the Code, less the acceleration and lapse value of options granted to the Employee by the Company prior to January 1, 1999 that are taken into account in the determination of "parachute payments" under 280G(b)(2) of the Code by virtue of vesting acceleration or deemed vesting acceleration in connection with such Change in Control. Notwithstanding the foregoing, for purposes of this paragraph the Employee shall not be deemed to have experienced an Involuntary Termination if he is requested to continue his employment under this Agreement for a period of up to 6 months after a Change in Control and he elects to terminate his employment at the time of or within 6 months after a Change in Control solely by reason of an event described in Section 1(e)(ii)(6) of this Agreement, in which case he shall not be entitled to the Change in Control payment set forth in this paragraph. In the event the Employee is requested in connection with or at the time of a Change in Control to continue employment for an interim period and he shall die while employed during such interim period, then his estate, or such person as the Employee may have previously designated in writing, shall be entitled to the full Change in Control payment described in this paragraph in lieu of (and not in addition to) the payment of the Company Salary for 180 days pursuant to Section 7(f)(i)(x) below.

                  In the event that any payments, distributions or benefits provided or to be provided to the Employee, whether pursuant to this Agreement or from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries (excluding the Adjusted Gross Up Payment and Additional Gross Up Payment (as such terms are hereinafter defined)) (collectively, the "Payment") would be subject to excise tax under Section 4999 of the Code (such excise tax and any penalties and interest collectively, the "Penalty Tax"), the Company shall pay to the Employee in cash an additional amount equal to the Adjusted Gross Up Payment. The "Adjusted Gross Up Payment" shall be an amount such that after payment by the Employee of all federal, state, local, employment and medicare taxes thereon (and any penalties and interest with respect thereto), the Employee retains on an after tax basis a portion of such amount equal to the aggregate of 80% of the Penalty Tax imposed upon the Payment and 100% of the Penalty Tax imposed upon the Adjusted Gross Up Payment.

                  For purposes of determining the amount of the Adjusted Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits subject to the Penalty Tax shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Adjusted Gross Up Payment is made, the Employee becomes entitled to receive a refund of any portion of the Penalty Tax, the Employee shall promptly pay to the Company 80% of such Penalty Tax refund attributable to the Payment (together with 80% of any interest paid or credited thereon by the Internal Revenue Service) and 100% of the Penalty Tax refund attributable to the Adjusted Gross Up Payment (together with 100% of any interest paid or credited thereon by the Internal Revenue Service).

                  As a result of the uncertainty regarding the application of
Section 4999 of the Code, it is possible that the Internal Revenue Service may assert that the Penalty Tax due is in excess of the amount of the anticipated Penalty Tax used in calculating the Adjusted Gross Up Payment (such excess amount is hereafter referred to as the "Underpayment"). In such event, the Company shall pay to the Employee, in immediately available funds, at the time the Underpayment is assessed or otherwise determined, an additional amount equal to the Additional Gross Up Payment. The "Additional Gross Up Payment" shall be an amount such that after payment by the Employee of all federal, state, local, employment and medicare taxes thereon (and any penalties and interest with respect thereto), the Employee retains on an after tax basis a portion of such amount equal to the aggregate of (i) 80% of the portion of the Underpayment attributable to the Payment, (ii) 100% of the portion of the Underpayment attributable to the Adjusted Gross Up Payment and (iii) 100% of the Penalty Tax imposed on the Additional Gross Up Payment.

                  (d) TERMINATION FOR CAUSE. In the event of Termination for Cause, the Company shall have no further obligation to the Employee under this Agreement after the Date of Termination other than deferred amounts under
Section 4(d).

                  (e) VOLUNTARY TERMINATION. The Employee may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Employee voluntarily terminates his employment other than by reason of any of the actions that constitute Involuntary Termination under Section 1(e)(ii) of this Agreement ("Voluntary Termination"), the Company shall be obligated to the Employee for the amount of his Company Salary and benefits only through the Date of Termination, at the time such payments are due, and the Company shall have no further obligation to the Employee under this Agreement except as provided in Sections 4(d).

                  (f) DEATH. In the event of the death of the Employee while employed under this Agreement and prior to any termination of employment, the Company shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, (i) the Company Salary which was not previously paid to the Employee and, either (x) the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Employee died or (y) the Change in Control payment set forth in the first paragraph of Section 7(c), whichever is applicable; (ii) the amounts of any benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Employee died and which the Employee would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Employee would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year prior to his death, provided that such amounts shall be payable when and as ordinarily payable under the applicable plans; and (iii) the unpaid deferred amounts under Section 4(d).

                  (g) PERMANENT DISABILITY. For purposes of this Agreement, the term "permanently disabled" means that the Employee has a mental or physical infirmity which permanently impairs his ability to perform substantially his duties and responsibilities under this Agreement and which results in (i) eligibility of the Employee under the long-term disability plan of the Company or the Bank, if any; or (ii) inability of the Employee to perform substantially his duties and responsibilities under this Agreement for a period of 180 consecutive days. Either the Company or the Bank or both may terminate the employment of the Employee after having established that the Employee is permanently disabled.

                  (h) REGULATORY ACTION. Notwithstanding any other provisions of this Agreement:

                           (1) If the Employee is removed and/or permanently
prohibited from participating in the conduct of the affairs of a depository institution by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. Section 1818(e)(4) and (g)(1), all obligations of the Company under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected;.

                           (2) If the Bank is in default (as defined in Section
3(x)(1) of the FDIA), all obligations of the Company under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties; and

                           (3) All obligations of the Company under this
Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (ii) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

         8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Employee during the term of this Agreement, the Company or the Bank, or both, shall deliver to the Employee a written notice of termination, stating whether such termination constitutes Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Employee determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Employee desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

         9. ATTORNEYS FEES. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Employee as a result of (i) the Employee's contesting or disputing any termination of employment, or (ii) the Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company (or its successors) or the Consolidated Subsidiaries under which the Employee is or may be entitled to receive benefits; provided that the Company's obligation to pay such fees and expenses is subject to the Employee's prevailing with respect to the matters in dispute in any action initiated by the Employee or the Employee's having been determined to have acted reasonably and in good faith with respect to any action initiated by the Company or the Bank.

         10.  NON-DISCLOSURE AND NON-SOLICITATION.

                  (a) NON-DISCLOSURE. The Employee acknowledges that he has acquired, and will continue to acquire while employed by the Company and/or any Consolidated Subsidiary, special knowledge of the business, affairs, strategies and plans of the Company and the Consolidated Subsidiaries which has not been disclosed to the public and which constitutes confidential and proprietary business information owned by the Company and the Consolidated Subsidiaries, including but not limited to, information about the customers, customer lists, software, data, formulae, processes, inventions, trade secrets, marketing information and plans, and business strategies of the Company and the Consolidated Subsidiaries, and other information about the products and services offered or developed or planned to be offered or developed by the Company and/or the Consolidated Subsidiaries ("Confidential Information"). The Employee agrees that, without the prior written consent of the Company, he shall not, during the term of his employment or at any time thereafter, in any manner directly or indirectly disclose any Confidential Information to any person or entity other than the Company and the Consolidated Subsidiaries. Notwithstanding the foregoing, if the Employee is requested or required (including but not limited to by oral questions, interrogatories, requests for information or documents in legal proceeding, subpoena, civil investigative demand or other similar process) to disclose any Confidential Information the Employee shall provide the Company with prompt written notice of any such request or requirement so that the Company and/or a Consolidated Subsidiary may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 10(a). If, in the absence of a protective order or other remedy or the receipt of a waiver from the Company, the Employee is nonetheless legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, the Employee may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which the Employee is legally required to be disclosed, provided that the Employee exercise his best efforts to preserve the confidentiality of the Confidential Information, including without limitation by cooperating with the Company and/or a Consolidated Subsidiary to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal. On the Date of Termination, the Employee shall promptly deliver to the Company all copies of documents or other records (including without limitation electronic records) containing any Confidential Information that is in his possession or under his control, and shall retain no written or electronic record of any Confidential Information.

                  (b) NON-SOLICITATION. During the three year period next following the Date of Termination, the Employee shall not directly or indirectly solicit, encourage, or induce any person while employed by the Company or any Consolidated Subsidiary to (i) leave the Company or any Consolidated Subsidiary,
(ii) cease his or her employment with the Company or any Consolidated Subsidiary or (iii) accept employment with another entity or person.

         The provisions of this Section 10 shall survive any termination of the Employee's employment and any termination of this Agreement.

         11.  NO ASSIGNMENTS.

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Company in the same amount and on the same terms as provided for an Involuntary Termination under Section 7 hereof. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

         12. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Company, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Company.

         13. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         14. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         15. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         16. REINSTATEMENT OF PRIOR AGREEMENT. Notwithstanding anything contained in this Agreement to the contrary, the parties hereto agree that in the event a Change in Control occurs within one year from the date of this Agreement (not the Effective Date), then in that event, the Prior Agreement shall be reinstated and this Agreement shall become void ab initio.

         17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

         18. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement (other than relating to the enforcement of the provisions of Section 10) shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         19. EQUITABLE AND OTHER JUDICIAL RELIEF. In the event of an actual or threatened breach by the Employee of any of the provisions of Section 10, the Company shall be entitled to equitable relief in the form of an injunction from a court of competent jurisdiction and such other equitable and legal relief as such court deems appropriate under the circumstances. The parties agree that the Company shall not be required to post any bond in connection with the grant or issuance of an injunction (preliminary, temporary and/or permanent) by a court of competent jurisdiction, and if a bond is nevertheless required, the parties agree that it shall be in a nominal amount. The parties further agree that in the event of a breach by the Employee of any of the provisions of Section 10, the Company will suffer irreparable damage and its remedy at law against the Employee is inadequate to compensate it for such damage.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

             THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


Attest:                    Charter One Financial, Inc.

/s/ Robert J. Vana         /s/ Charles John Koch
---------------------      ---------------------------
Secretary                  By: Charles John Koch
                           Its: President & CEO


                           Employee

                           /s/ Richard W. Neu
                           ----------------------------
                           Richard W. Neu

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 16th day of March, 2000 (but effective as of August 1, 1999), by and between Charter One Financial, Inc. (the "Company") and John D. Koch (the "Employee").

         WHEREAS, the Employee serves as Executive Vice President of the Company and as Executive Vice President and Chief Lending and Credit Officer, and Executive Vice President of Non-Insured Deposit Products of the Company's wholly-owned subsidiary, Charter One Bank, F.S.B. (the "Bank");

         WHEREAS, the Employee has an existing employment agreement entered into as of October 31, 1995 and amended as of July 29, 1998 (the "Prior Employment Agreement") which he is willing to terminate in consideration of this Agreement becoming effective;

         WHEREAS, the board of directors of the Company (the "Board of Directors") believes it is in the best interests of the Company and its subsidiaries for the Company to enter into this Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  DEFINITIONS.

                  (a) The term "Change in Control" means (1) an acquisition of securities of the Company or the Bank that is determined by the Board of Directors to constitute an acquisition of control of the Company or the Bank within the meaning of the Change in Bank Control Act, 12 U.S.C. Section 1817(j), and applicable regulations thereunder; (2) an event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (3) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's or the Bank's outstanding securities; (4) individuals who are members of the Board of Directors on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the

Company's stockholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or (5) approval by the Company's stockholders of a plan of reorganization, merger or consolidation of the Company, sale of all or substantially all of the assets of the Company, a similar transaction in which the Company is not the resulting entity, or a transaction at the completion of which the former stockholders of the acquired corporation become the holders of more than 40% of the outstanding common stock of the Company and the Company is the resulting entity of such transaction; provided that the term "change in control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company. In the application of regulations under the Change in Bank Control Act, determinations to be made by the applicable federal banking regulator shall be made by the Board of Directors.

                  (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company (or its successors) that are part of the consolidated group of the Company (or its successors) for federal income tax reporting.

                  (c) The term "Date of Termination" means the date upon which the Employee's employment with the Company or the Bank or both ceases, as specified in a notice of termination pursuant to Section 8 of this Agreement.

                  (d)   The term "Effective Date" means August 1, 1999.

                  (e) The term "Involuntarily Termination" means the termination of the employment of Employee (i) by either the Company or the Bank or both without his express written consent; or (ii) by the Employee by reason of a material diminution of or interference with his duties, responsibilities or benefits, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a requirement that the Employee be based at any place other than Cleveland, Ohio, or within 50 miles thereof, except for reasonable travel on Company or Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Bank- or Company-wide reduction in staff; (4) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than prior to a Change in Control as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Company; (5) a material permanent increase in the required hours of work or the workload of the Employee; or (6) the failure of the Company or the Bank (or their respective successors) to maintain the Employee's title, status, duties and functions as Executive Vice President of the Company and as Executive Vice President and Chief Lending and Credit Officer, and Executive Vice President of Non-Insured Deposit Products of the Bank (including their respective successors) reporting directly and only to the Chief Executive Officer of the Company and the Bank (or the Chief Executive Officer of their respective successors). The term "Involuntary Termination" does not include Termination for Cause or termination of employment due to death or permanent disability pursuant to Section 7(g) of this Agreement, or suspension or temporary or permanent prohibition from participation in the conduct of the affairs of a depository institution under Section 8 of the Federal Deposit Insurance Act.

                  (f) The terms "Termination for Cause" and "Terminated for Cause" mean termination of the employment of the Employee with either the Company or the Bank, as the case may be, because of the Employee's dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (excluding violations which do not have an adverse affect on the Company or the Bank) or final cease-and-desist order, or (except as provided below) material breach of any provision of this Agreement. No act or failure to act by the Employee shall be considered willful unless the Employee acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. The Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         2. TERM; TERMINATION OF PRIOR EMPLOYMENT AGREEMENT. The term of this Agreement shall be a period of five years commencing on the Effective Date, subject to earlier termination as provided herein. On each anniversary of this Agreement the term shall be extended for a period of one year in addition to the then-remaining term, provided that the Company has not given notice to the Employee in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further, and provided further that the Employee has not received an unsatisfactory performance review by either the Board of Directors or the board of directors of the Bank. The Employee's Prior Employment Agreement shall terminate immediately prior to the Effective Date subject to reinstatement as provided in Section 16 below.

         3. EMPLOYMENT. The Employee is employed as Executive Vice President of the Company and as Executive Vice President and Chief Lending and Credit Officer, and Executive Vice President of Non-Insured Deposit Products of the Bank. As such, the Employee shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board of Directors or the board of directors of the Bank may prescribe from time to time. The Employee shall also render services to any subsidiary or subsidiaries of the Company or the Bank as requested by the Company or the Bank from time to time consistent with his executive position. The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Employee may (i) serve on corporate or charitable boards or committees, and (ii) manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

         4.  CASH COMPENSATION.

                  (a) SALARY. The Company agrees to pay the Employee during the term of this Agreement a base salary (the "Company Salary") the annualized amount of which shall be not less than the annualized aggregate amount of the Employee's base salary from the Company and any Consolidated Subsidiaries in effect at the Effective Date; provided that any amounts of salary actually paid to the Employee by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Employee. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Employee's Company Salary shall be increased (but shall not be decreased other than prior to a Change in Control as part of an overall program applied uniformly and with equitable effect to all members of senior management of the Company or the Bank) from time to time in accordance with the amounts of salary approved by the Board of Directors or the board of directors of any of the Consolidated Subsidiaries after the Effective Date.

                  (b) BONUSES. The Employee shall be entitled to participate in an equitable manner with all other executive officers of the Company and the Bank in such performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors for executive officers of the Company and by the board of directors of the Bank for executive officers of the Bank.

                  (c) EXPENSES. The Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank, provided that the Employee accounts for such expenses as required under such policies and procedures.

                  (d) DEFERRAL OF NON-DEDUCTIBLE COMPENSATION. In the event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code")) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the greater of (i) $1,000,000 or (ii) the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum, compounded annually, to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible. All unpaid deferred amounts shall be paid to the Employee not later than his Date of Termination unless his Date of Termination is on a December 31st, in which case, the unpaid deferred amounts shall be paid to the Employee on the first business day of the next succeeding calendar year. The provisions of this subsection shall survive any termination of the Employee's employment and any termination of this Agreement.

         5.   BENEFITS.

                  (a) PARTICIPATION IN BENEFIT PLANS. The Employee shall be entitled to participate, to the same extent as executive officers of the Company and the Bank generally, in all plans of the Company and the Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Employee shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers are eligible or become eligible to participate.

                  (b) FRINGE BENEFITS. The Employee shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including but not limited to supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

         6. VACATIONS; LEAVE. The Employee shall be entitled to annual paid vacation in accordance with the policies established by the Board of Directors and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors may determine in its discretion.

         7.  TERMINATION OF EMPLOYMENT.

                  (a) INVOLUNTARY TERMINATION. If the Employee experiences an Involuntary Termination, such termination of employment shall be subject to the Company's obligations under this Section 7. In the event of the Involuntary Termination of the Employee, if the Employee has offered to continue to provide the services contemplated by and on the terms provided in this Agreement and such offer has been declined, subject to Section 7(b) of this Agreement, the Company shall, during the lesser period of the remaining term of this Agreement or three years following the Date of Termination (the "Liquidated Damage Period"), as liquidated damages (i) pay to the Employee monthly one-twelfth of the Company Salary at the annual rate in effect immediately prior to the Date of Termination and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Employee, based on the average amounts of such compensation earned by the Employee from the Company and the Bank for the two full fiscal years preceding the Date of Termination; and (ii) maintain substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination and on terms substantially as favorable to the Employee including amounts of coverage and deductibles and other costs to him in effect immediately prior to such Involuntary Termination (the "Employee's Health Coverage").

                  (b) REDUCTION OF THE COMPANY'S OBLIGATIONS UNDER SECTION 7(a).

                           (1) In the event that the Employee becomes entitled
to liquidated damages pursuant to Section 7(a), (i) the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Employee's cash income, if any, earned from providing personal services during the Liquidated Damage Period; and (ii) the Company's obligation to maintain Health Coverage shall be reduced to the extent, if any, that the Employee receives such benefits, on no less favorable terms, from another employer during the Liquidated Damage Period. For purposes of this Section 7(b), the term "cash income" shall include amounts of salary, wages, bonuses, incentive compensation and fees paid to the Employee in cash but shall not include shares of stock, stock options, stock appreciation rights or other earned income not paid to the Employee in cash. To the extent the provisions of this Section 7(b)(1) are applicable and an overpayment has been made to the Employee as of the expiration of Liquidated Damage Period, the Employee shall reimburse the Company in an amount equal to the after tax benefit realized by the Employee from such overpayment (i.e. amount realized net of all federal, state, local, employment and medicare taxes). In making the reimbursement calculation it shall be presumed that the Employee is subject to the highest marginal federal and state income tax rates.

                           (2) The Employee agrees that in the event he becomes
entitled to liquidated damages pursuant to Section 7(a), throughout the Liquidated Damage Period, he shall promptly inform the Company of the nature and amounts of cash income and the type of health benefits and coverage which he earns or receives from providing personal services, and shall provide such documentation of such cash income and such health benefits and coverage as the Company may request. In the event of changes to such cash income or such health benefits or coverage from time to time, the Employee shall inform the Company of such changes, in each case within five days after the change occurs, and shall provide such documentation concerning the change as the Company may request.

                  (c) CHANGE IN CONTROL; CUT BACK; AND TAX GROSS UP. In the event that the Employee experiences an Involuntary Termination within the 12 months preceding, at the time of, or within 24 months following a Change in Control, in addition to the Company's obligations under Section 7(a) of this Agreement, the Company shall pay to the Employee in cash, within 30 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Employee's "base amount" as determined under Section 280G of the Code, less the acceleration and lapse value of options granted to the Employee by the Company prior to January 1, 1999 that are taken into account in the determination of "parachute payments" under 280G(b)(2) of the Code by virtue of vesting acceleration or deemed vesting acceleration in connection with such Change in Control. Notwithstanding the foregoing, for purposes of this paragraph the Employee shall not be deemed to have experienced an Involuntary Termination if he is requested to continue his employment under this Agreement for a period of up to 6 months after a Change in Control and he elects to terminate his employment at the time of or within 6 months after a Change in Control solely by reason of an event described in Section 1(e)(ii)(6) of this Agreement, in which case he shall not be entitled to the Change in Control payment set forth in this paragraph. In the event the Employee is requested in connection with or at the time of a Change in Control to continue employment for an interim period and he shall die while employed during such interim period, then his estate, or such person as the Employee may have previously designated in writing, shall be entitled to the full Change in Control payment described in this paragraph in lieu of (and not in addition to) the payment of the Company Salary for 180 days pursuant to
Section 7(f)(i)(x) below.

                  In the event that any payments, distributions or benefits provided or to be provided to the Employee, whether pursuant to this Agreement or from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries (excluding the Adjusted Gross Up Payment and Additional Gross Up Payment (as such terms are hereinafter defined)) (collectively, the "Payment") would be subject to excise tax under Section 4999 of the Code (such excise tax and any penalties and interest collectively, the "Penalty Tax"), the Company shall pay to the Employee in cash an additional amount equal to the Adjusted Gross Up Payment. The "Adjusted Gross Up Payment" shall be an amount such that after payment by the Employee of all federal, state, local, employment and medicare taxes thereon (and any penalties and interest with respect thereto), the Employee retains on an after tax basis a portion of such amount equal to the aggregate of 80% of the Penalty Tax imposed upon the Payment and 100% of the Penalty Tax imposed upon the Adjusted Gross Up Payment.

                  For purposes of determining the amount of the Adjusted Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits subject to the Penalty Tax shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Adjusted Gross Up Payment is made, the Employee becomes entitled to receive a refund of any portion of the Penalty Tax, the Employee shall promptly pay to the Company 80% of such Penalty Tax refund attributable to the Payment (together with 80% of any interest paid or credited thereon by the Internal Revenue Service) and 100% of the Penalty Tax refund attributable to the Adjusted Gross Up Payment (together with 100% of any interest paid or credited thereon by the Internal Revenue Service).

                  As a result of the uncertainty regarding the application of
Section 4999 of the Code, it is possible that the Internal Revenue Service may assert that the Penalty Tax due is in excess of the amount of the anticipated Penalty Tax used in calculating the Adjusted Gross Up Payment (such excess amount is hereafter referred to as the "Underpayment"). In such event, the Company shall pay to the Employee, in immediately available funds, at the time the Underpayment is assessed or otherwise determined, an additional amount equal to the Additional Gross Up Payment. The "Additional Gross Up Payment" shall be an amount such that after payment by the Employee of all federal, state, local, employment and medicare taxes thereon (and any penalties and interest with respect thereto), the Employee retains on an after tax basis a portion of such amount equal to the aggregate of (i) 80% of the portion of the Underpayment attributable to the Payment, (ii) 100% of the portion of the Underpayment attributable to the Adjusted Gross Up Payment and (iii) 100% of the Penalty Tax imposed on the Additional Gross Up Payment.

                  (d) TERMINATION FOR CAUSE. In the event of Termination for Cause, the Company shall have no further obligation to the Employee under this Agreement after the Date of Termination other than deferred amounts under
Section 4(d).

                  (e) VOLUNTARY TERMINATION. The Employee may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Employee voluntarily terminates his employment other than by reason of any of the actions that constitute Involuntary Termination under Section 1(e)(ii) of this Agreement ("Voluntary Termination"), the Company shall be obligated to the Employee for the amount of his Company Salary and benefits only through the Date of Termination, at the time such payments are due, and the Company shall have no further obligation to the Employee under this Agreement except as provided in Section 4(d).

                  (f) DEATH. In the event of the death of the Employee while employed under this Agreement and prior to any termination of employment, the Company shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, (i) the Company Salary which was not previously paid to the Employee and, either (x) the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Employee died or (y) the Change in Control payment set forth in the first paragraph of Section 7(c), whichever is applicable; (ii) the amounts of any benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Employee died and which the Employee would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Employee would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year prior to his death, provided that such amounts shall be payable when and as ordinarily payable under the applicable plans; and (iii) the unpaid deferred amounts under Section 4(d).

                  (g) PERMANENT DISABILITY. For purposes of this Agreement, the term "permanently disabled" means that the Employee has a mental or physical infirmity which permanently impairs his ability to perform substantially his duties and responsibilities under this Agreement and which results in (i) eligibility of the Employee under the long-term disability plan of the Company or the Bank, if any; or (ii) inability of the Employee to perform substantially his duties and responsibilities under this Agreement for a period of 180 consecutive days. Either the Company or the Bank or both may terminate the employment of the Employee after having established that the Employee is permanently disabled.

                  (h) REGULATORY ACTION. Notwithstanding any other provisions of this Agreement:

                           (1) If the Employee is removed and/or permanently
prohibited from participating in the conduct of the affairs of a depository institution by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. Section 1818(e)(4) and (g)(1), all obligations of the Company under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

                           (2) If the Bank is in default (as defined in Section
3(x)(1) of the FDIA), all obligations of the Company under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties; and

                           (3) All obligations of the Company under this
Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (ii) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

         8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Employee during the term of this Agreement, the Company or the Bank, or both, shall deliver to the Employee a written notice of termination, stating whether such termination constitutes Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Employee determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Employee desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

         9. ATTORNEYS FEES. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Employee as a result of (i) the Employee's contesting or disputing any termination of employment, or (ii) the Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company (or its successors) or the Consolidated Subsidiaries under which the Employee is or may be entitled to receive benefits; provided that the Company's obligation to pay such fees and expenses is subject to the Employee's prevailing with respect to the matters in dispute in any action initiated by the Employee or the Employee's having been determined to have acted reasonably and in good faith with respect to any action initiated by the Company or the Bank.

         10.  NON-DISCLOSURE AND NON-SOLICITATION.

                  (a) NON-DISCLOSURE. The Employee acknowledges that he has acquired, and will continue to acquire while employed by the Company and/or any Consolidated Subsidiary, special knowledge of the business, affairs, strategies and plans of the Company and the Consolidated Subsidiaries which has not been disclosed to the public and which constitutes confidential and proprietary business information owned by the Company and the Consolidated Subsidiaries, including but not limited to, information about the customers, customer lists, software, data, formulae, processes, inventions, trade secrets, marketing information and plans, and business strategies of the Company and the Consolidated Subsidiaries, and other information about the products and services offered or developed or planned to be offered or developed by the Company and/or the Consolidated Subsidiaries ("Confidential Information"). The Employee agrees that, without the prior written consent of the Company, he shall not, during the term of his employment or at any time thereafter, in any manner directly or indirectly disclose any Confidential Information to any person or entity other than the Company and the Consolidated Subsidiaries. Notwithstanding the foregoing, if the Employee is requested or required (including but not limited to by oral questions, interrogatories, requests for information or documents in legal proceeding, subpoena, civil investigative demand or other similar process) to disclose any Confidential Information the Employee shall provide the Company with prompt written notice of any such request or requirement so that the Company and/or a Consolidated Subsidiary may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 10(a). If, in the absence of a protective order or other remedy or the receipt of a waiver from the Company, the Employee is nonetheless legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, the Employee may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which the Employee is legally required to be disclosed, provided that the Employee exercise his best efforts to preserve the confidentiality of the Confidential Information, including without limitation by cooperating with the Company and/or a Consolidated Subsidiary to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal. On the Date of Termination, the Employee shall promptly deliver to the Company all copies of documents or other records (including without limitation electronic records) containing any Confidential Information that is in his possession or under his control, and shall retain no written or electronic record of any Confidential Information.

                  (b) NON-SOLICITATION. During the three year period next following the Date of Termination, the Employee shall not directly or indirectly solicit, encourage, or induce any person while employed by the Company or any Consolidated Subsidiary to (i) leave the Company or any Consolidated Subsidiary,
(ii) cease his or her employment with the Company or any Consolidated Subsidiary or (iii) accept employment with another entity or person.

         The provisions of this Section 10 shall survive any termination of the Employee's employment and any termination of this Agreement.

         11.  NO ASSIGNMENTS.

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Company in the same amount and on the same terms as provided for an Involuntary Termination under Section 7 hereof. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

         12. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Company, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Company.

         13. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         14. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         15. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         16. REINSTATEMENT OF PRIOR AGREEMENT. Notwithstanding anything contained in this Agreement to the contrary, the parties hereto agree that in the event a Change in Control occurs within one year from the date of this Agreement (not the Effective Date), then in that event, the Prior Agreement shall be reinstated and this Agreement shall become void ab initio.

         17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

         18. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement (other than relating to the enforcement of the provisions of Section 10) shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         19. EQUITABLE AND OTHER JUDICIAL RELIEF. In the event of an actual or threatened breach by the Employee of any of the provisions of Section 10, the Company shall be entitled to equitable relief in the form of an injunction from a court of competent jurisdiction and such other equitable and legal relief as such court deems appropriate under the circumstances. The parties agree that the Company shall not be required to post any bond in connection with the grant or issuance of an injunction (preliminary, temporary and/or permanent) by a court of competent jurisdiction, and if a bond is nevertheless required, the parties agree that it shall be in a nominal amount. The parties further agree that in the event of a breach by the Employee of any of the provisions of Section 10, the Company will suffer irreparable damage and its remedy at law against the Employee is inadequate to compensate it for such damage.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

             THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.



Attest:                    Charter One Financial, Inc.

/s/ Robert J. Vana         /s/ Charles John Koch
---------------------      ---------------------------
Secretary                  By: Charles John Koch
                           Its: President & CEO


                           Employee

                           /s/ John D. Koch
                           ----------------------------
                           John D. Koch

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 16th day of March, 2000 (but effective as of August 1, 1999), by and between Charter One Financial, Inc. (the "Company") and Mark D. Grossi (the "Employee").

         WHEREAS, the Employee serves as Executive Vice President of the Company and as Executive Vice President - Retail Banking of the Company's wholly-owned subsidiary, Charter One Bank, F.S.B. (the "Bank");

         WHEREAS, the Employee has an existing employment agreement entered into as of October 31, 1995 and amended as of July 29, 1998 (the "Prior Employment Agreement") which he is willing to terminate in consideration of this Agreement becoming effective;

         WHEREAS, the board of directors of the Company (the "Board of Directors") believes it is in the best interests of the Company and its subsidiaries for the Company to enter into this Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  DEFINITIONS.

                  (a) The term "Change in Control" means (1) an acquisition of securities of the Company or the Bank that is determined by the Board of Directors to constitute an acquisition of control of the Company or the Bank within the meaning of the Change in Bank Control Act, 12 U.S.C. Section 1817(j), and applicable regulations thereunder; (2) an event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (3) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's or the Bank's outstanding securities; (4) individuals who are members of the Board of Directors on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent

Board, shall be considered a member of the Incumbent Board; or (5) approval by the Company's stockholders of a plan of reorganization, merger or consolidation of the Company, sale of all or substantially all of the assets of the Company, a similar transaction in which the Company is not the resulting entity, or a transaction at the completion of which the former stockholders of the acquired corporation become the holders of more than 40% of the outstanding common stock of the Company and the Company is the resulting entity of such transaction; provided that the term "change in control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company. In the application of regulations under the Change in Bank Control Act, determinations to be made by the applicable federal banking regulator shall be made by the Board of Directors.

                  (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company (or its successors) that are part of the consolidated group of the Company (or its successors) for federal income tax reporting.

                  (c) The term "Date of Termination" means the date upon which the Employee's employment with the Company or the Bank or both ceases, as specified in a notice of termination pursuant to Section 8 of this Agreement.

                  (d)   The term "Effective Date" means August 1, 1999.

                  (e) The term "Involuntarily Termination" means the termination of the employment of Employee (i) by either the Company or the Bank or both without his express written consent; or (ii) by the Employee by reason of a material diminution of or interference with his duties, responsibilities or benefits, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a requirement that the Employee be based at any place other than Cleveland, Ohio, or within 50 miles thereof, except for reasonable travel on Company or Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Bank- or Company-wide reduction in staff; (4) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than prior to a Change in Control as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Company; (5) a material permanent increase in the required hours of work or the workload of the Employee; or (6) the failure of the Company or the Bank (or their respective successors) to maintain the Employee's title, status, duties and functions as Executive Vice President of the Company and Executive Vice President - Retail Banking of the Bank (including their respective successors) reporting directly and only to the Chief Executive Officer of the Company and the Bank (or the Chief Executive Officer of their respective successors). The term "Involuntary Termination" does not include Termination for Cause or termination of employment due to death or permanent disability pursuant to Section 7(g) of this Agreement, or suspension or temporary or permanent prohibition from participation in the conduct of the affairs of a depository institution under Section 8 of the Federal Deposit Insurance Act.

                  (f) The terms "Termination for Cause" and "Terminated for Cause" mean termination of the employment of the Employee with either the Company or the Bank, as the case may be, because of the Employee's dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (excluding violations which do not have an adverse affect on the Company or the Bank) or final cease-and-desist order, or (except as provided below) material breach of any provision of this Agreement. No act or failure to act by the Employee shall be considered willful unless the Employee acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. The Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         2. TERM; TERMINATION OF PRIOR EMPLOYMENT AGREEMENT. The term of this Agreement shall be a period of five years commencing on the Effective Date, subject to earlier termination as provided herein. On each anniversary of this Agreement the term shall be extended for a period of one year in addition to the then-remaining term, provided that the Company has not given notice to the Employee in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further, and provided further that the Employee has not received an unsatisfactory performance review by either the Board of Directors or the board of directors of the Bank. The Employee's Prior Employment Agreement shall terminate immediately prior to the Effective Date subject to reinstatement as provided in Section 16 below.

         3. EMPLOYMENT. The Employee is employed as Executive Vice President of the Company and as Executive Vice President - Retail Banking of the Bank. As such, the Employee shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board of Directors or the board of directors of the Bank may prescribe from time to time. The Employee shall also render services to any subsidiary or subsidiaries of the Company or the Bank as requested by the Company or the Bank from time to time consistent with his executive position. The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Employee may (i) serve on corporate or charitable boards or committees, and (ii) manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

         4.  CASH COMPENSATION.

                  (a) SALARY. The Company agrees to pay the Employee during the term of this Agreement a base salary (the "Company Salary") the annualized amount of which shall be not less than the annualized aggregate amount of the Employee's base salary from the Company and any Consolidated Subsidiaries in effect at the Effective Date; provided that any amounts of salary actually paid to the Employee by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Employee. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Employee's Company Salary shall be increased (but shall not be decreased other than prior to a Change in Control as part of an overall program applied uniformly and with equitable effect to all members of senior management of the Company or the Bank) from time to time in accordance with the amounts of salary approved by the Board of Directors or the board of directors of any of the Consolidated Subsidiaries after the Effective Date.

                  (b) BONUSES. The Employee shall be entitled to participate in an equitable manner with all other executive officers of the Company and the Bank in such performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors for executive officers of the Company and by the board of directors of the Bank for executive officers of the Bank.

                  (c) EXPENSES. The Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank, provided that the Employee accounts for such expenses as required under such policies and procedures.

                  (d) DEFERRAL OF NON-DEDUCTIBLE COMPENSATION. In the event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code")) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the greater of (i) $1,000,000 or (ii) the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum, compounded annually, to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible. All unpaid deferred amounts shall be paid to the Employee not later than his Date of Termination unless his Date of Termination is on a December 31st, in which case, the unpaid deferred amounts shall be paid to the Employee on the first business day of the next succeeding calendar year. The provisions of this subsection shall survive any termination of the Employee's employment and any termination of this Agreement.

         5.   BENEFITS.

                  (a) PARTICIPATION IN BENEFIT PLANS. The Employee shall be entitled to participate, to the same extent as executive officers of the Company and the Bank generally, in all plans of the Company and the Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Employee shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers are eligible or become eligible to participate.

                  (b) FRINGE BENEFITS. The Employee shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including but not limited to supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

         6. VACATIONS; LEAVE. The Employee shall be entitled to annual paid vacation in accordance with the policies established by the Board of Directors and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors may determine in its discretion.

         7.  TERMINATION OF EMPLOYMENT.

                  (a) INVOLUNTARY TERMINATION. If the Employee experiences an Involuntary Termination, such termination of employment shall be subject to the Company's obligations under this Section 7. In the event of the Involuntary Termination of the Employee, if the Employee has offered to continue to provide the services contemplated by and on the terms provided in this Agreement and such offer has been declined, subject to Section 7(b) of this Agreement, the Company shall, during the lesser period of the remaining term of this Agreement or three years following the Date of Termination (the "Liquidated Damage Period"), as liquidated damages (i) pay to the Employee monthly one-twelfth of the Company Salary at the annual rate in effect immediately prior to the Date of Termination and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Employee, based on the average amounts of such compensation earned by the Employee from the Company and the Bank for the two full fiscal years preceding the Date of Termination; and (ii) maintain substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination and on terms substantially as favorable to the Employee including amounts of coverage and deductibles and other costs to him in effect immediately prior to such Involuntary Termination (the "Employee's Health Coverage").

                  (b) REDUCTION OF THE COMPANY'S OBLIGATIONS UNDER SECTION 7(a).

                           (1) In the event that the Employee becomes entitled
to liquidated damages pursuant to Section 7(a), (i) the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Employee's cash income, if any, earned from providing personal services during the Liquidated Damage Period; and (ii) the Company's obligation to maintain Health Coverage shall be reduced to the extent, if any, that the Employee receives such benefits, on no less favorable terms, from another employer during the Liquidated Damage Period. For purposes of this Section 7(b), the term "cash income" shall include amounts of salary, wages, bonuses, incentive compensation and fees paid to the Employee in cash but shall not include shares of stock, stock options, stock appreciation rights or other earned income not paid to the Employee in cash. To the extent the provisions of this Section 7(b)(1) are applicable and an overpayment has been made to the Employee as of the expiration of Liquidated Damage Period, the Employee shall reimburse the Company in an amount equal to the after tax benefit realized by the Employee from such overpayment (i.e. amount realized net of all federal, state, local, employment and medicare taxes). In making the reimbursement calculation it shall be presumed that the Employee is subject to the highest marginal federal and state income tax rates.

                           (2) The Employee agrees that in the event he becomes
entitled to liquidated damages pursuant to Section 7(a), throughout the Liquidated Damage Period, he shall promptly inform the Company of the nature and amounts of cash income and the type of health benefits and coverage which he earns or receives from providing personal services, and shall provide such documentation of such cash income and such health benefits and coverage as the Company may request. In the event of changes to such cash income or such health benefits or coverage from time to time, the Employee shall inform the Company of such changes, in each case within five days after the change occurs, and shall provide such documentation concerning the change as the Company may request.

                  (c) CHANGE IN CONTROL; CUT BACK; AND TAX GROSS UP. In the event that the Employee experiences an Involuntary Termination within the 12 months preceding, at the time of, or within 24 months following a Change in Control, in addition to the Company's obligations under Section 7(a) of this Agreement, the Company shall pay to the Employee in cash, within 30 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Employee's "base amount" as determined under Section 280G of the Code, less the acceleration and lapse value of options granted to the Employee by the Company prior to January 1, 1999 that are taken into account in the determination of "parachute payments" under 280G(b)(2) of the Code by virtue of vesting acceleration or deemed vesting acceleration in connection with such Change in Control. Notwithstanding the foregoing, for purposes of this paragraph the Employee shall not be deemed to have experienced an Involuntary Termination if he is requested to continue his employment under this Agreement for a period of up to 6 months after a Change in Control and he elects to terminate his employment at the time of or within 6 months after a Change in Control solely by reason of an event described in Section 1(e)(ii)(6) of this Agreement, in which case he shall not be entitled to the Change in Control payment set forth in this paragraph. In the event the Employee is requested in connection with or at the time of a Change in Control to continue employment for an interim period and he shall die while employed during such interim period, then his estate, or such person as the Employee may have previously designated in writing, shall be entitled to the full Change in Control payment described in this paragraph in lieu of (and not in addition to) the payment of the Company Salary for 180 days pursuant to Section 7(f)(i)(x) below.

                  In the event that any payments, distributions or benefits provided or to be provided to the Employee, whether pursuant to this Agreement or from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries (excluding the Adjusted Gross Up Payment and Additional Gross Up Payment (as such terms are hereinafter defined)) (collectively, the "Payment") would be subject to excise tax under Section 4999 of the Code (such excise tax and any penalties and interest collectively, the "Penalty Tax"), the Company shall pay to the Employee in cash an additional amount equal to the Adjusted Gross Up Payment. The "Adjusted Gross Up Payment" shall be an amount such that after payment by the Employee of all federal, state, local, employment and medicare taxes thereon (and any penalties and interest with respect thereto), the Employee retains on an after tax basis a portion of such amount equal to the aggregate of 80% of the Penalty Tax imposed upon the Payment and 100% of the Penalty Tax imposed upon the Adjusted Gross Up Payment.

                  For purposes of determining the amount of the Adjusted Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits subject to the Penalty Tax shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Adjusted Gross Up Payment is made, the Employee becomes entitled to receive a refund of any portion of the Penalty Tax, the Employee shall promptly pay to the Company 80% of such Penalty Tax refund attributable to the Payment (together with 80% of any interest paid or credited thereon by the Internal Revenue Service) and 100% of the Penalty Tax refund attributable to the Adjusted Gross Up Payment (together with 100% of any interest paid or credited thereon by the Internal Revenue Service).

                  As a result of the uncertainty regarding the application of
Section 4999 of the Code, it is possible that the Internal Revenue Service may assert that the Penalty Tax due is in excess of the amount of the anticipated Penalty Tax used in calculating the Adjusted Gross Up Payment (such excess amount is hereafter referred to as the "Underpayment"). In such event, the Company shall pay to the Employee, in immediately available funds, at the time the Underpayment is assessed or otherwise determined, an additional amount equal to the Additional Gross Up Payment. The "Additional Gross Up Payment" shall be an amount such that after payment by the Employee of all federal, state, local, employment and medicare taxes thereon (and any penalties and interest with respect thereto), the Employee retains on an after tax basis a portion of such amount equal to the aggregate of (i) 80% of the portion of the Underpayment attributable to the Payment, (ii) 100% of the portion of the Underpayment attributable to the Adjusted Gross Up Payment and (iii) 100% of the Penalty Tax imposed on the Additional Gross Up Payment.

                  (d) TERMINATION FOR CAUSE. In the event of Termination for Cause, the Company shall have no further obligation to the Employee under this Agreement after the Date of Termination other than deferred amounts under
Section 4(d).

                  (e) VOLUNTARY TERMINATION. The Employee may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Employee voluntarily terminates his employment other than by reason of any of the actions that constitute Involuntary Termination under Section 1(e)(ii) of this Agreement ("Voluntary Termination"), the Company shall be obligated to the Employee for the amount of his Company Salary and benefits only through the Date of Termination, at the time such payments are due, and the Company shall have no further obligation to the Employee under this Agreement except as provided in Section 4(d).

                  (f) DEATH. In the event of the death of the Employee while employed under this Agreement and prior to any termination of employment, the Company shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, (i) the Company Salary which was not previously paid to the Employee and, either (x) the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Employee died or (y) the Change in Control payment set forth in the first paragraph of Section 7(c), whichever is applicable; (ii) the amounts of any benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Employee died and which the Employee would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Employee would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year prior to his death, provided that such amounts shall be payable when and as ordinarily payable under the applicable plans; and (iii) the unpaid deferred amounts under Section 4(d).

                  (g) PERMANENT DISABILITY. For purposes of this Agreement, the term "permanently disabled" means that the Employee has a mental or physical infirmity which permanently impairs his ability to perform substantially his duties and responsibilities under this Agreement and which results in (i) eligibility of the Employee under the long-term disability plan of the Company or the Bank, if any; or (ii) inability of the Employee to perform substantially his duties and responsibilities under this Agreement for a period of 180 consecutive days. Either the Company or the Bank or both may terminate the employment of the Employee after having established that the Employee is permanently disabled.

                  (h) REGULATORY ACTION. Notwithstanding any other provisions of this Agreement:

                           (1) If the Employee is removed and/or permanently
prohibited from participating in the conduct of the affairs of a depository institution by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. Section 1818(e)(4) and (g)(1), all obligations of the Company under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected;.

                           (2) If the Bank is in default (as defined in Section
3(x)(1) of the FDIA), all obligations of the Company under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties; and

                           (3) All obligations of the Company under this
Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (ii) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

         8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Employee during the term of this Agreement, the Company or the Bank, or both, shall deliver to the Employee a written notice of termination, stating whether such termination constitutes Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Employee determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Employee desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

         9. ATTORNEYS FEES. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Employee as a result of (i) the Employee's contesting or disputing any termination of employment, or (ii) the Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company (or its successors) or the Consolidated Subsidiaries under which the Employee is or may be entitled to receive benefits; provided that the Company's obligation to pay such fees and expenses is subject to the Employee's prevailing with respect to the matters in dispute in any action initiated by the Employee or the Employee's having been determined to have acted reasonably and in good faith with respect to any action initiated by the Company or the Bank.

         10.  NON-DISCLOSURE AND NON-SOLICITATION.

                  (a) NON-DISCLOSURE. The Employee acknowledges that he has acquired, and will continue to acquire while employed by the Company and/or any Consolidated Subsidiary, special knowledge of the business, affairs, strategies and plans of the Company and the Consolidated Subsidiaries which has not been disclosed to the public and which constitutes confidential and proprietary business information owned by the Company and the Consolidated Subsidiaries, including but not limited to, information about the customers, customer lists, software, data, formulae, processes, inventions, trade secrets, marketing information and plans, and business strategies of the Company and the Consolidated Subsidiaries, and other information about the products and services offered or developed or planned to be offered or developed by the Company and/or the Consolidated Subsidiaries ("Confidential Information"). The Employee agrees that, without the prior written consent of the Company, he shall not, during the term of his employment or at any time thereafter, in any manner directly or indirectly disclose any Confidential Information to any person or entity other than the Company and the Consolidated Subsidiaries. Notwithstanding the foregoing, if the Employee is requested or required (including but not limited to by oral questions, interrogatories, requests for information or documents in legal proceeding, subpoena, civil investigative demand or other similar process) to disclose any Confidential Information the Employee shall provide the Company with prompt written notice of any such request or requirement so that the Company and/or a Consolidated Subsidary may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 10(a). If, in the absence of a protective order or other remedy or the receipt of a waiver from the Company, the Employee is nonetheless legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, the Employee may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which the Employee is legally required to be disclosed, provided that the Employee exercise his best efforts to preserve the confidentiality of the Confidential Information, including without limitation by cooperating with the Company and/or a Consolidated Subsidiary to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal. On the Date of Termination, the Employee shall promptly deliver to the Company all copies of documents or other records (including without limitation electronic records) containing any Confidential Information that is in his possession or under his control, and shall retain no written or electronic record of any Confidential Information.

                  (b) NON-SOLICITATION. During the three year period next following the Date of Termination, the Employee shall not directly or indirectly solicit, encourage, or induce any person while employed by the Company or any Consolidated Subsidiary to (i) leave the Company or any Consolidated Subsidiary,
(ii) cease his or her employment with the Company or any Consolidated Subsidiary or (iii) accept employment with another entity or person.

         The provisions of this Section 10 shall survive any termination of the Employee's employment and any termination of this Agreement.

         11.  NO ASSIGNMENTS.

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the

Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Company in the same amount and on the same terms as provided for an Involuntary Termination under Section 7 hereof. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

         12. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Company, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Company.

         13. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         14. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         15. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         16. REINSTATEMENT OF PRIOR AGREEMENT. Notwithstanding anything contained in this Agreement to the contrary, the parties hereto agree that in the event a Change in Control occurs within one year from the date of this Agreement (not the Effective Date), then in that event, the Prior Agreement shall be reinstated and this Agreement shall become void ab initio.

         17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

         18. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement (other than relating to the enforcement of the provisions of Section 10) shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         19. EQUITABLE AND OTHER JUDICIAL RELIEF. In the event of an actual or threatened breach by the Employee of any of the provisions of Section 10, the Company shall be entitled to equitable relief in the form of an injunction from a court of competent jurisdiction and such other equitable and legal relief as such court deems appropriate under the circumstances. The parties agree that the Company shall not be required to post any bond in connection with the grant or issuance of an injunction (preliminary, temporary and/or permanent) by a court of competent jurisdiction, and if a bond is nevertheless required, the parties agree that it shall be in a nominal amount. The parties further agree that in the event of a breach by the Employee of any of the provisions of
Section 10, the Company will suffer irreparable damage and its remedy at law against the Employee is inadequate to compensate it for such damage.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

             THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.



Attest:                    Charter One Financial, Inc.

/s/ Robert J. Vana         /s/ Charles John Koch
---------------------      ---------------------------
Secretary                  By: Charles John Koch
                           Its: President & CEO


                           Employee

                           /s/ Mark D. Grossi
                           ----------------------------
                           Mark D. Grossi

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 16th day of March, 2000 (but effective as of August 1, 1999), by and between Charter One Financial, Inc. (the "Company") and Robert J. Vana (the "Employee").

         WHEREAS, the Employee serves as Senior Vice President, Chief Corporate Counsel and Corporate Secretary of the Company and as Senior Vice President, Chief Corporate Counsel and Corporate Secretary of the Company's wholly-owned subsidiary, Charter One Bank, F.S.B. (the "Bank");

         WHEREAS, the Employee has an existing employment agreement entered into as of October 31, 1995 and amended as of July 29, 1998 (the "Prior Employment Agreement") which he is willing to terminate in consideration of this Agreement becoming effective;

         WHEREAS, the board of directors of the Company (the "Board of Directors") believes it is in the best interests of the Company and its subsidiaries for the Company to enter into this Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries; and

         WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

         1.  DEFINITIONS.

                  (a) The term "Change in Control" means (1) an acquisition of securities of the Company or the Bank that is determined by the Board of Directors to constitute an acquisition of control of the Company or the Bank within the meaning of the Change in Bank Control Act, 12 U.S.C. Section 1817(j), and applicable regulations thereunder; (2) an event that would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (3) any person (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company or the Bank representing 25% or more of the combined voting power of the Company's or the Bank's outstanding securities; (4) individuals who are members of the Board of Directors on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent

Board, shall be considered a member of the Incumbent Board; or (5)approval by the Company's stockholders of a plan of reorganization, merger or consolidation of the Company, sale of all or substantially all of the assets of the Company, a similar transaction in which the Company is not the resulting entity, or a transaction at the completion of which the former stockholders of the acquired corporation become the holders of more than 40% of the outstanding common stock of the Company and the Company is the resulting entity of such transaction; provided that the term "change in control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Company. In the application of regulations under the Change in Bank Control Act, determinations to be made by the applicable federal banking regulator shall be made by the Board of Directors.

                  (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company (or its successors) that are part of the consolidated group of the Company (or its successors) for federal income tax reporting.

                  (c) The term "Date of Termination" means the date upon which the Employee's employment with the Company or the Bank or both ceases, as specified in a notice of termination pursuant to Section 8 of this Agreement.

                  (d) The term "Effective Date" means August 1, 1999.

                  (e) The term "Involuntarily Termination" means the termination of the employment of Employee (i) by either the Company or the Bank or both without his express written consent; or (ii) by the Employee by reason of a material diminution of or interference with his duties, responsibilities or benefits, including (without limitation) any of the following actions unless consented to in writing by the Employee: (1) a requirement that the Employee be based at any place other than Cleveland, Ohio, or within 50 miles thereof, except for reasonable travel on Company or Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Bank- or Company-wide reduction in staff; (4) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than prior to a Change in Control as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank or the Company; (5) a material permanent increase in the required hours of work or the workload of the Employee; or (6) the failure of the Company or the Bank (or their respective successors) to maintain the Employee's title, status, duties and functions as Senior Vice President, Chief Corporate Counsel and Corporate Secretary of the Company and Senior Vice President, Chief Corporate Counsel and Corporate Secretary of the Bank (including their respective successors) reporting directly and only to the Chief Executive Officer of the Company and the Bank (or the Chief Executive Officer of their respective successors). The term "Involuntary Termination" does not include Termination for Cause or termination of employment due to death or permanent disability pursuant to Section 7(g) of this Agreement, or suspension or temporary or permanent prohibition from participation in the conduct of the affairs of a depository institution under Section 8 of the Federal Deposit Insurance Act.

                  (f) The terms "Termination for Cause" and "Terminated for Cause" mean termination of the employment of the Employee with either the Company or the Bank, as the case may be, because of the Employee's dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (excluding violations which do not have an adverse affect on the Company or the Bank) or final cease-and-desist order, or (except as provided below) material breach of any provision of this Agreement. No act or failure to act by the Employee shall be considered willful unless the Employee acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. The Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

         2. TERM; TERMINATION OF PRIOR EMPLOYMENT AGREEMENT. The term of this Agreement shall be a period of five years commencing on the Effective Date, subject to earlier termination as provided herein. On each anniversary of this Agreement the term shall be extended for a period of one year in addition to the then-remaining term, provided that the Company has not given notice to the Employee in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further, and provided further that the Employee has not received an unsatisfactory performance review by either the Board of Directors or the board of directors of the Bank. The Employee's Prior Employment Agreement shall terminate immediately prior to the Effective Date subject to reinstatement as provided in Section 16 below.

         3. EMPLOYMENT. The Employee is employed as Senior Vice President, Chief Corporate Counsel and Corporate Secretary of the Company and as Senior Vice President, Chief Corporate Counsel and Corporate Secretary of the Bank. As such, the Employee shall render administrative and management services as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board of Directors or the board of directors of the Bank may prescribe from time to time. The Employee shall also render services to any subsidiary or subsidiaries of the Company or the Bank as requested by the Company or the Bank from time to time consistent with his executive position. The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and the Bank to the extent necessary to discharge his responsibilities hereunder. The Employee may (i) serve on corporate or charitable boards or committees, and (ii) manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

         4.  CASH COMPENSATION.

                  (a) SALARY. The Company agrees to pay the Employee during the term of this Agreement a base salary (the "Company Salary") the annualized amount of which shall be not less than the annualized aggregate amount of the Employee's base salary from the Company and any Consolidated Subsidiaries in effect at the Effective Date; provided that any amounts of salary actually paid to the Employee by any Consolidated Subsidiaries shall reduce the amount to be paid by the Company to the Employee. The Company Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Employee's Company Salary shall be increased (but shall not be decreased other than prior to a Change in Control as part of an overall program applied uniformly and with equitable effect to all members of senior management of the Company or the Bank) from time to time in accordance with the amounts of salary approved by the Board of Directors or the board of directors of any of the Consolidated Subsidiaries after the Effective Date.

                  (b) BONUSES. The Employee shall be entitled to participate in an equitable manner with all other executive officers of the Company and the Bank in such performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors for executive officers of the Company and by the board of directors of the Bank for executive officers of the Bank.

                  (c) EXPENSES. The Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Company and the Bank, provided that the Employee accounts for such expenses as required under such policies and procedures.

                  (d) DEFERRAL OF NON-DEDUCTIBLE COMPENSATION. In the event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code")) from the Company and the Consolidated Subsidiaries for any calendar year exceeds the greater of (i) $1,000,000 or (ii) the maximum amount of compensation deductible by the Company or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum, compounded annually, to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible. All unpaid deferred amounts shall be paid to the Employee not later than his Date of Termination unless his Date of Termination is on a December 31st, in which case, the unpaid deferred amounts shall be paid to the Employee on the first business day of the next succeeding calendar year. The provisions of this subsection shall survive any termination of the Employee's employment and any termination of this Agreement.

         5. BENEFITS.

                  (a) PARTICIPATION IN BENEFIT PLANS. The Employee shall be entitled to participate, to the same extent as executive officers of the Company and the Bank generally, in all plans of the Company and the Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Employee shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Company's or the Bank's executive officers are eligible or become eligible to participate.


                  (b) FRINGE BENEFITS. The Employee shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's or the Bank's executive officers, including but not limited to supplemental retirement, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

         6. VACATIONS; LEAVE. The Employee shall be entitled to annual paid vacation in accordance with the policies established by the Board of Directors and the board of directors of the Bank for executive officers, in no event less than four weeks per year, and to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors may determine in its discretion.

         7.  TERMINATION OF EMPLOYMENT.

                  (a) INVOLUNTARY TERMINATION. If the Employee experiences an Involuntary Termination, such termination of employment shall be subject to the Company's obligations under this Section 7. In the event of the Involuntary Termination of the Employee, if the Employee has offered to continue to provide the services contemplated by and on the terms provided in this Agreement and such offer has been declined, subject to Section 7(b) of this Agreement, the Company shall, during the lesser period of the remaining term of this Agreement or three years following the Date of Termination (the "Liquidated Damage Period"), as liquidated damages (i) pay to the Employee monthly one-twelfth of the Company Salary at the annual rate in effect immediately prior to the Date of Termination and one-twelfth of the average annual amount of cash bonus and cash incentive compensation of the Employee, based on the average amounts of such compensation earned by the Employee from the Company and the Bank for the two full fiscal years preceding the Date of Termination; and (ii) maintain substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination and on terms substantially as favorable to the Employee including amounts of coverage and deductibles and other costs to him in effect immediately prior to such Involuntary Termination (the "Employee's Health Coverage").

                  (b) REDUCTION OF THE COMPANY'S OBLIGATIONS UNDER SECTION 7(a).

                           (1) In the event that the Employee becomes entitled
to liquidated damages pursuant to Section 7(a), (i) the Company's obligation thereunder with respect to cash damages shall be reduced by the amount of the Employee's cash income, if any, earned from providing personal services during the Liquidated Damage Period; and (ii) the Company's obligation to maintain Health Coverage shall be reduced to the extent, if any, that the Employee receives such benefits, on no less favorable terms, from another employer during the Liquidated Damage Period. For purposes of this Section 7(b), the term "cash income" shall include amounts of salary, wages, bonuses, incentive compensation and fees paid to the Employee in cash but shall not include shares of stock, stock options, stock appreciation rights or other earned income not paid to the Employee in cash. To the extent the provisions of this Section 7(b)(1) are applicable and an overpayment has been made to the Employee as of the expiration of Liquidated Damage Period, the Employee shall reimburse the Company in an amount equal to the after tax benefit realized by the Employee from such overpayment (i.e. amount realized net of all federal, state, local, employment and medicare taxes). In making the reimbursement calculation it shall be presumed that the Employee is subject to the highest marginal federal and state income tax rates.

                           (2) The Employee agrees that in the event he becomes
entitled to liquidated damages pursuant to Section 7(a), throughout the Liquidated Damage Period, he shall promptly inform the Company of the nature and amounts of cash income and the type of health benefits and coverage which he earns or receives from providing personal services, and shall provide such documentation of such cash income and such health benefits and coverage as the Company may request. In the event of changes to such cash income or such health benefits or coverage from time to time, the Employee shall inform the Company of such changes, in each case within five days after the change occurs, and shall provide such documentation concerning the change as the Company may request.

                  (c) CHANGE IN CONTROL; CUT BACK; AND TAX GROSS UP. In the event that the Employee experiences an Involuntary Termination within the 12 months preceding, at the time of, or within 24 months following a Change in Control, in addition to the Company's obligations under Section 7(a) of this Agreement, the Company shall pay to the Employee in cash, within 30 days after the later of the date of such Change in Control or the Date of Termination, an amount equal to 299% of the Employee's "base amount" as determined under Section 280G of the Code, less the acceleration and lapse value of options granted to the Employee by the Company prior to January 1, 1999 that are taken into account in the determination of "parachute payments" under 280G(b)(2) of the Code by virtue of vesting acceleration or deemed vesting acceleration in connection with such Change in Control. Notwithstanding the foregoing, for purposes of this paragraph the Employee shall not be deemed to have experienced an Involuntary Termination if he is requested to continue his employment under this Agreement for a period of up to 6 months after a Change in Control and he elects to terminate his employment at the time of or within 6 months after a Change in Control solely by reason of an event described in Section 1(e)(ii)(6) of this Agreement, in which case he shall not be entitled to the Change in Control payment set forth in this paragraph. In the event the Employee is requested in connection with or at the time of a Change in Control to continue employment for an interim period and he shall die while employed during such interim period, then his estate, or such person as the Employee may have previously designated in writing, shall be entitled to the full Change in Control payment described in this paragraph in lieu of (and not in addition to) the payment of the Company Salary for 180 days pursuant to Section 7(f)(i)(x) below.

                  In the event that any payments, distributions or benefits provided or to be provided to the Employee, whether pursuant to this Agreement or from other plans or arrangements maintained by the Company or any of the Consolidated Subsidiaries (excluding the Adjusted Gross Up Payment and Additional Gross Up Payment (as such terms are hereinafter defined)) (collectively, the "Payment") would be subject to excise tax under Section 4999 of the Code (such excise tax and any penalties and interest collectively, the "Penalty Tax"), the Company shall pay to the Employee in cash an additional amount equal to the Adjusted Gross Up Payment. The "Adjusted Gross Up Payment" shall be an amount such that after payment by the Employee of all federal, state, local, employment and medicare taxes thereon (and any penalties and interest with respect thereto), the Employee retains on an after tax basis a portion of such amount equal to the aggregate of 80% of the Penalty Tax imposed upon the Payment and 100% of the Penalty Tax imposed upon the Adjusted Gross Up Payment.

                  For purposes of determining the amount of the Adjusted Gross Up Payment, the value of any non-cash benefits and deferred payments or benefits subject to the Penalty Tax shall be determined by the Company's independent auditors in accordance with the principles of Section 280G(d)(3) and (4) of the Code. In the event that, after the Adjusted Gross Up Payment is made, the Employee becomes entitled to receive a refund of any portion of the Penalty Tax, the Employee shall promptly pay to the Company 80% of such Penalty Tax refund attributable to the Payment (together with 80% of any interest paid or credited thereon by the Internal Revenue Service) and 100% of the Penalty Tax refund attributable to the Adjusted Gross Up Payment (together with 100% of any interest paid or credited thereon by the Internal Revenue Service).

                  As a result of the uncertainty regarding the application of
Section 4999 of the Code, it is possible that the Internal Revenue Service may assert that the Penalty Tax due is in excess of the amount of the anticipated Penalty Tax used in calculating the Adjusted Gross Up Payment (such excess amount is hereafter referred to as the "Underpayment"). In such event, the Company shall pay to the Employee, in immediately available funds, at the time the Underpayment is assessed or otherwise determined, an additional amount equal to the Additional Gross Up Payment. The "Additional Gross Up Payment" shall be an amount such that after payment by the Employee of all federal, state, local, employment and medicare taxes thereon (and any penalties and interest with respect thereto), the Employee retains on an after tax basis a portion of such amount equal to the aggregate of (i) 80% of the portion of the Underpayment attributable to the Payment, (ii) 100% of the portion of the Underpayment attributable to the Adjusted Gross Up Payment and (iii) 100% of the Penalty Tax imposed on the Additional Gross Up Payment.

                  (d) TERMINATION FOR CAUSE. In the event of Termination for Cause, the Company shall have no further obligation to the Employee under this Agreement after the Date of Termination other than deferred amounts under
Section 4(d).

                  (e) VOLUNTARY TERMINATION. The Employee may terminate his employment voluntarily at any time by a notice pursuant to Section 8 of this Agreement. In the event that the Employee voluntarily terminates his employment other than by reason of any of the actions that constitute Involuntary Termination under Section 1(e)(ii) of this Agreement ("Voluntary Termination"), the Company shall be obligated to the Employee for the amount of his Company Salary and benefits only through the Date of Termination, at the time such payments are due, and the Company shall have no further obligation to the Employee under this Agreement except as provided in Section 4(d).

                  (f) DEATH. In the event of the death of the Employee while employed under this Agreement and prior to any termination of employment, the Company shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, (i) the Company Salary which was not previously paid to the Employee and, either (x) the Company Salary which he would have earned if he had continued to be employed under this Agreement through the 180th day after the date on which the Employee died or (y) the Change in Control payment set forth in the first paragraph of Section 7(c), whichever is applicable; (ii) the amounts of any benefits or awards which, pursuant to the terms of any applicable plan or plans, were earned with respect to the fiscal year in which the Employee died and which the Employee would have been entitled to receive if he had continued to be employed, and the amount of any bonus or incentive compensation for such fiscal year which the Employee would have been entitled to receive if he had continued to be employed, pro-rated in accordance with the portion of the fiscal year prior to his death, provided that such amounts shall be payable when and as ordinarily payable under the applicable plans; and (iii) the unpaid deferred amounts under Section 4(d).

                  (g) PERMANENT DISABILITY. For purposes of this Agreement, the term "permanently disabled" means that the Employee has a mental or physical infirmity which permanently impairs his ability to perform substantially his duties and responsibilities under this Agreement and which results in (i) eligibility of the Employee under the long-term disability plan of the Company or the Bank, if any; or (ii) inability of the Employee to perform substantially his duties and responsibilities under this Agreement for a period of 180 consecutive days. Either the Company or the Bank or both may terminate the employment of the Employee after having established that the Employee is permanently disabled.

                  (h) REGULATORY ACTION. Notwithstanding any other provisions of this Agreement:

                           (1) If the Employee is removed and/or permanently
prohibited from participating in the conduct of the affairs of a depository institution by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act ("FDIA"), 12 U.S.C. Section 1818(e)(4) and (g)(1), all obligations of the Company under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected;.

                           (2) If the Bank is in default (as defined in Section
3(x)(1) of the FDIA), all obligations of the Company under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties; and

                           (3) All obligations of the Company under this
Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i)by the Director of the Office of Thrift Supervision (the "Director") or his or her designee, at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDIA; or (ii)by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

         8. NOTICE OF TERMINATION. In the event that the Company or the Bank, or both, desire to terminate the employment of the Employee during the term of this Agreement, the Company or the Bank, or both, shall deliver to the Employee a written notice of termination, stating whether such termination constitutes Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Employee determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Company stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Employee desires to effect a Voluntary Termination, he shall deliver a written notice to the Company, stating the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

         9. ATTORNEYS FEES. The Company shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Employee as a result of (i) the Employee's contesting or disputing any termination of employment, or (ii) the Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company (or its successors) or the Consolidated Subsidiaries under which the Employee is or may be entitled to receive benefits; provided that the Company's obligation to pay such fees and expenses is subject to the Employee's prevailing with respect to the matters in dispute in any action initiated by the Employee or the Employee's having been determined to have acted reasonably and in good faith with respect to any action initiated by the Company or the Bank.

         10.  NON-DISCLOSURE AND NON-SOLICITATION.

                  (a) NON-DISCLOSURE. The Employee acknowledges that he has acquired, and will continue to acquire while employed by the Company and/or any Consolidated Subsidiary, special knowledge of the business, affairs, strategies and plans of the Company and the Consolidated Subsidiaries which has not been disclosed to the public and which constitutes confidential and proprietary business information owned by the Company and the Consolidated Subsidiaries, including but not limited to, information about the customers, customer lists, software, data, formulae, processes, inventions, trade secrets, marketing information and plans, and business strategies of the Company and the Consolidated Subsidiaries, and other information about the products and services offered or developed or planned to be offered or developed by the Company and/or the Consolidated Subsidiaries ("Confidential Information"). The Employee agrees that, without the prior written consent of the Company, he shall not, during the term of his employment or at any time thereafter, in any manner directly or indirectly disclose any Confidential Information to any person or entity other than the Company and the Consolidated Subsidiaries. Notwithstanding the foregoing, if the Employee is requested or required (including but not limited to by oral questions, interrogatories, requests for information or documents in legal proceeding, subpoena, civil investigative demand or other similar process) to disclose any Confidential Information the Employee shall provide the Company with prompt written notice of any such request or requirement so that the Company and/or a Consolidated Subsidiary may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 10(a). If, in the absence of a protective order or other remedy or the receipt of a waiver from the Company, the Employee is nonetheless legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, the Employee may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which the Employee is legally required to be disclosed, provided that the Employee exercise his best efforts to preserve the confidentiality of the Confidential Information, including without limitation by cooperating with the Company and/or a Consolidated Subsidiary to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal. On the Date of Termination, the Employee shall promptly deliver to the Company all copies of documents or other records (including without limitation electronic records) containing any Confidential Information that is in his possession or under his control, and shall retain no written or electronic record of any Confidential Information.

                  (b) NON-SOLICITATION. During the three year period next following the Date of Termination, the Employee shall not directly or indirectly solicit, encourage, or induce any person while employed by the Company or any Consolidated Subsidiary to (i) leave the Company or any Consolidated Subsidiary,
(ii) cease his or her employment with the Company or any Consolidated Subsidiary or (iii) accept employment with another entity or person.

         The provisions of this Section 10 shall survive any termination of the Employee's employment and any termination of this Agreement.

         11.  NO ASSIGNMENTS.

                  (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Company shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the

Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Company in the same amount and on the same terms as provided for an Involuntary Termination under Section 7 hereof. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

         12. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Company, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Company.

         13. AMENDMENTS. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

         14. HEADINGS. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

         15. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

         16. REINSTATEMENT OF PRIOR AGREEMENT. Notwithstanding anything contained in this Agreement to the contrary, the parties hereto agree that in the event a Change in Control occurs within one year from the date of this Agreement (not the Effective Date), then in that event, the Prior Agreement shall be reinstated and this Agreement shall become VOID AB INITIO.

         17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Ohio.

         18. ARBITRATION. Any dispute or controversy arising under or in connection with this Agreement (other than relating to the enforcement of the provisions of Section 10) shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         19. EQUITABLE AND OTHER JUDICIAL RELIEF. In the event of an actual or threatened breach by the Employee of any of the provisions of Section 10, the Company shall be entitled to equitable relief in the form of an injunction from a court of competent jurisdiction and such other equitable and legal relief as such court deems appropriate under the circumstances. The parties agree that the Company shall not be required to post any bond in connection with the grant or issuance of an injunction (preliminary, temporary and/or permanent) by a court of competent jurisdiction, and if a bond is nevertheless required, the parties agree that it shall be in a nominal amount. The parties further agree that in the event of a breach by the Employee of any of the provisions of
Section 10, the Company will suffer irreparable damage and its remedy at law against the Employee is inadequate to compensate it for such damage.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


Attest:                    Charter One Financial, Inc.

/s/ Richard W. Neu         /s/ Charles John Koch
---------------------      ---------------------------
Executive Vice President   By: Charles John Koch
                           Its: President & CEO



                           Employee

                           /s/ Robert J. Vana
                           ----------------------------
                           Robert J. Vana